Contract No.: [3350012011AM00031900]

Contract of Guarantee

Guarantor (Party A): [Xu Ke Cheng]

Legal Representative (Person in-charge):

Type of the Identity Credential: Personal Identity Card        Number of the Credential: 330522196208244514

Domicile:

Correspondence Address:              Zip Code:

Telephone:

Lender (Party B): Bank of Communication (Huzhou) Branch

Person in-charge:      Le Xiaohua

Correspondence Address:       No. 299 Renmin Road

Whereas Party B, has or will consecutively handle the credit business with Zhejiang Chisen Electric Co., Ltd. (hereinafter “Borrower”), In order to protect the realization of Lender’s right of Lender, Party A is willing to provide maximum amount guarantee for the debts of Borrower. Party A and Party B hereby agree as follows through negotiations for mutual compliance.

Article 1 Lender’s Rights

1.1 Guarantor provides maximum amount guarantee to master contracts signed between Lender and Borrower for the period from November 29, 2011 to November 29, 2012. Master contract refer to the agreement of loan and notes signed between Lender and Borrower. The Currency, Principal, Interest and Terms of Lender’s right are subject to Master Contracts.

1.2 The maximum amount guaranteed by Guarantor is RMB 69,000,000.

1.3 Under this contract, the guaranteed master lender’s right is determined at the occurrence date (the Determination Date of Master Lender’s Right) of latest lender’s right.

Lender’s right before the Determination Date of Master Lender’s Right and The interest (including compound interest, overdue interest, and penalty interest) occurred until the Guarantor fulfill the contract and the expenses of realization of lender’s right and other related expenses bound under clause 2.2 of this contract are also under the scope of this guarantee contract.

The occurrence of master lender’s right represents Lender grant loan, bank note, letter of credit, bank guarantee and standby letter of credit.

Article 2 Scope of Guarantee

2.1 The guarantee provided by Party A hereunder shall be a guarantee with the joint and several liabilities.

2.2 The scope of guarantee herein is [all the debts under the Master Contract, including, but not limited to, all the principal, the interest (including the compound interest and penalty interest), liquidated damage, damages, other amount that Borrower shall pay to Party B (including, but not limited to, the related handling charge, communication fee, miscellaneous fees, etc.), the fees incurred to Party B arising from the fulfillment of the Lender’s right and guarantee right (including, but not limited to, litigation fees, arbitration fees, fees for preservation of properties, travelling expenses, enforcement fees, appraisal fees, auction fees, public notarization fees, service fees, public announcement fees and attorney’s fees).

2.3 The period of guarantee shall be calculated separately for each lender’s rights of the Lender against the Borrower. The period of guarantee for each lender’s right shall be from the date of expiration of each lender’s rights till two years after the date of expiration of the lender’s right.

The Guarantor shall bear guarantee liability respectively for repayment lender’s rights in installments under each contract during period of occurrence of the lender’s rights. The period of guarantee for each lender’s right shall be from the date of expiration of each debt till two years after the date of expiration of the last installment.

In case the occurrence of events under laws or master contract results in the acceleration of maturity of Lender’s rights under master contract by the Lender, the period of guarantee is the date when the Lender confirms the acceleration of maturity of Lender’s rights under master contract.

2.4 The validity of this Contract is independent from the Master Contract. Failure of the Master Contract to be established or effective or invalidity, partial invalidity or revocation or rescission thereof shall not affect the effectiveness of this Contract. If the Master Contract is determined as not established or effective, invalid or partially invalid, or revoked or rescinded, Party A shall be jointly and severally liable for the debts arising from Borrower returning the property or compensating the losses.

Article 3 Statements and Guarantees

3.1 The Guarantor is an independent legal entity, has all necessary legal capacities and is able to fulfill lender’s rights and undertake liabilities under this Contract on its own.3.2 The Guarantor is entitled to execute this Contract and completes all authorization and approvals necessary for executing this Contract and fulfilling its lender’s rights under this Contract.

3.3 All documents, information, data, provided by guarantor during the execution and fulfillment of this contract is true, accurate, complete and effective.

3.4 At the time of signature of this contract, the Borrower is not the shareholder or control person under company law.

Article 4 Responsibility of Guarantor

4.1 If the debts under the Master Contract matures or Party B announces the debts to be mature in advance pursuant to the provisions of the Master Contract or the law, where Borrower fails to fully repay the debts on time or Borrower violates other provisions of the Master Contract, Party A shall immediately undertake the guarantee liability within the Scope of Guarantee.

In the event that the master contract is guaranteed by the pledged assets of Borrower or third party, the Lender has right to determine the sequence of exercise of right, Lender has right to require Guarantor to settle all unpaid debt at the due date before exercise the pledged assets. In the event that Lender waive the right of pledged assets or the sequence of right or amend the right of pledged assets, the guarantee liability of Party A hereunder shall not be mitigated or exempted,

4.2 Guarantor should cooperate with Lender on the inspection and supervision of guarantor’s income and credit conditions (Guarantor is nature person) or operation and financial conditions (Guarantor is non-nature person). Guarantor should provide all financial statement, data and information immediately after obtain the requisition from Lender and guarantee that all documents, information, and data provided are accurate, true and complete.

4.3 Any of following items occurred, Guarantor should provide Lender with written notice at least 30 days before action, and before all lenders right under the master contract are settled, unless obtain the written consent from Lender, no action should be taken on the following items:

1. Sell, gift, lease, lend, transfer, pledge, mortgage, or any other methods to disposal the assets

2. change its capital structure or management system, including, but not limited to, contract, lease, shareholding reform, joint-operation, merger, division, joint venture, reduction of capital, transfer of assets, etc.

4.4 In the event of following items occurred or to be occurred, Guarantor should provide written notice to Lender within 7 days from the date of occurrence.

1.	Amendment of memorandum and article, change the name of entity, the legal representative, address, communication, or scope of operation of business registration, making decision that will have material effect on financial and personnel;

2.	Preparing to file bankruptcy or has been filed claimed for bankruptcy

3.	Involved in significant litigation, arbitration or administrative measures, or principal assets were taken property preservation or other coercive measures

4.	Provide guarantee to third party which caused adverse effect on Guarantor’s economic condition, financial condition of fulfillment the obligation of this contract

5.	Execute any contract which has material effect on operation and financial conditions.

6.	production suspension, shut-down, dissolution,, revoke of business certificate

7.	Involve in offence and non-comply with listing rule of Guarantor or its legal representative or core management.

8.	Significant difficulty on operation, adverse financial conditions, or other issues occurred that will have adverse effect on Guarantor’s operation, financial condition and repayment capacity.

9.	Significant changes on Guarantor’s employment and income or change of residence address. (Guarantor is Nature Person)

4.5. Before Borrower settled all debts under the master contract, Party A agrees not to claim for the right to seek compensation against other Borrower or guarantor

4.6 Before Borrower settled all debts under the master contract, Borrower become the shareholder or substantial controller of Guarantor, Guarantor should inform Lender immediately and provide the board resolution regarding to provide guarantee.

Clause 5. Agreement on deduction

5.1	Where the Guarantor fails to pay any debts due or shall supplement the guarantee money fully, the Lender may directly deduct from any accounts of the Guarantor in Communication Bank of China.

5.2	After deduction, Lender should notice Guarantor the account number, contract number, deduction amount and outstanding balance of debt.

5.3	When deduction is not sufficient to settle all debts, due expenses payable should be paid first. Then according to the following order of deduction:

1. under loan (apart from personal loan) or trading finance services(export insurance), principal and interest overdue less than 90 days, the remaining balance of deduction will be used to repay the due payable interest or penalty interest, compound interest, then the due payable principal; principal and interest are overdue more than 90 days, the remaining balance of deduction will be used to repay overdue principal, then repay the overdue interest or penalty interest, compound interest.

2. under the issuance of bank note, letter of credit, bank guarantee, export insurance services, remaining balance after deduction will be used to repay the due payable principal, then repay the due payable interest penalty interest, compound interest.

3. Under Personal loan service, order of repayment should comply with agreement.

5.4	When currency of deduction is not consistent with the currency of debt, the deduction should be converted under the exchange rate provided by Communication Bank of China.

5.5	Where the currency of money deducted is not the currency of repayment, the Lender is entitled to settle/purchase exchange according to the exchange rate determined by itself. The risks in connection with exchange rate shall be undertaken by the Guarantor.

Clause 6 Settlement of dispute

The terms of business under this contract was handled by Bank of Communication (Huzhou) Branch. The contract is carried out at the Bank of Communication (Huzhou) Branch location. Any dispute of the contract is regulated by the people’s court which placed at the Bank of Communication (Huzhou) Branch location.

Either of the Parties may bring a lawsuit before the People’s court at Lender’s location. During the period of dispute, both parties shall continue to perform terms not in dispute.

Clause 7, Others

7.1 Lender is not obligate to issue debt to Borrower pursuant to this agreement

7.2 With respect to the defaults of Party A, Party B shall be entitled to notify the related department or entity and to make public announcements for collection through the news media.

7.3 the contract is effective after all following conditions are satisfied:

1. Legal representative or authorized agent of Garantor signed and sealed the contract; if Guarantor is natural person, contract signed by Guarantor;

2. Person in charge or authorized agent of Lender Signed and Sealed the Contract.

7.4 There are                     original copies, guarantor, lender and borrower got one each.

Article 8: Miscellaneous

Remained Blank

Guarantor has already read all the clauses of this Contract. Upon Guarantee’s request, Lender has already explained the clauses of this Contract. Guarantee has no disagreement on all the clauses of this Contract.

Guarantor (Company’s seal/Signature):	Lender (Company’s seal/Signature):

Xu Ke Cheng	/s/ Bank of Communication

(Huzhou) Branch

Legal Representative (Person in Charge) or	Person in Charge or Authorized Agent
Authorized Agent (Signature or Stamped):	(Signature or Stamped):

/s/ Xu Ke Cheng	/s/ Wang Xiaochun

Date of signatory: November 29, 2011	Date of signatory: November 29, 2011

Owner Statement

I (Name: Zhou Fangqin, Personal identity number 33052219640125452X am the spouse of Guarantor. I have read and confirm all article within this agreement, understand and agree Guarantor provide guarantee to Borrower. Guaranteed debt is the common responsibility of married couples, will settled the debt by common property.

Signed by Zhou Fangqin

Agreement 10.62

JTG-006

2011.6修订版

编号：3350012011AM00031900

最高额保证合同

（适用于非额度合同）

徐志成、周若琴

交通银行股份有限公司湖州分行

编号：33500120114M20031900

最高额保证合同

重要提示
请保证人认真阅读本合同全文，尤其是带有▲▲标记的条款。如有疑义，请及时提请债权人予以说明。

保证人：徐校成

法定代表人（负责人）：

证件种类：身份证　证件号码：330522196208244514

法定（户籍）地址：

通讯地址：　　　　邮政编码：

联系电话：

债权人：交通银行股份有限公司湖州分（支）行

负责人：朱小华

通讯地址：仁皇路299号

鉴于：债权人已经或将要向浙江昌盛电气有限公司（以下称“债务人”）提供一系列授信，为保障债权人债权的实现，保证人愿意为债权人基于该等授信对债务人享有的债权提供最高额保证担保。

为明确双方权利义务，保证人与债权人经协商一致，特订立本合同。

第一条　主债权

1.1 保证人为债权人与债务人在2011年11月24日至2012年11月24日期间签订的全部主合同提供最高额保证担保。

前款所称主合同指：债权人与债务人因人民币或外币流动资金贷款、固定资产贷款、经营性物业贷款、出口退税账户质押贷款、开立银行承兑汇票、开立进

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口信用证、打包贷款、进口押汇、进口代收融资、进口汇出款融资、出口押汇、出口发票融资、出口托收融资、福费廷业务、开立担保函、保理业务、贴现业务、委托贷款业务或其他业务而订立的合同。债权人债权的币种、本金金额、利率、债务人的债务履行期限等以主合同的约定为准。

1.2 保证人担保的最高债权额为(币种)__人民币__(大写金额)__捌仟玖佰万元__。

1.3 本合同项下被担保的主债权在全部主合同下最后一笔主债权的发生日（主债权确定日）确定。

主债权确定日前（包括当日）发生的主债权及其持续至保证人承担责任时产生的利息（包括复利、逾期及挪用罚息）、本合同第 2.2 条约定的债权人实现债权的费用及其他相关费用均属本合同保证的范围。

主债权的发生指债权人发放贷款、融资款或开立银行承兑汇票、信用证、保函或备用信用证。

第二条 保证责任

2.1 本合同项下的保证为连带责任保证。

2.2 保证的范围包括各主合同项下本金及利息、复利、罚息、违约金、损害赔偿金和实现债权的费用。实现债权的费用包括但不限于催收费用、诉讼费（或仲裁费）、保全费、公告费、执行费、律师费、差旅费及其它费用。

2.3 保证期间根据各主合同约定的债务履行期限（开立银行承兑汇票/信用证/保函/备用信用证项下，根据债权人垫付款项日期，下同）分别计算。每一主合同项下的保证期间为，自该主合同约定的债务履行期限届满之日（或债权人垫付款项之日）起，计至全部主合同中最后到期的主合同约定的债务履行期限届满之日（或债权人垫付款项之日）后两年止。

任一主合同约定债务人可分期履行债务的，该主合同项下各期债务的保证期间分别计算，每期债务的保证期间为该期债务履行期限届满之日（或债权人垫付款项之日）起，计至该合同项下最后一期债务履行期限届满之日（或债权人垫付款项之日）后两年止。

债权人宣布任一主合同项下债务提前到期的，以其宣布的提前到期日为债务履行期限届满日。

▲▲2.4 根据《中华人民共和国担保法》第五条的规定，本合同双方特别约

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定如下：本合同效力独立于各主合同，任一主合同或其有关条款无效时均不影响本合同的效力。对债务人在相应的主合同无效后应承担的返还责任或赔偿责任，保证人应承担连带责任。

▲▲ 第三条 保证人的陈述与保证

3.1 保证人具有民事权利能力和完全民事行为能力（保证人为自然人的）/保证人依法设立并合法存续，具备所有必要的权利能力（保证人为非自然人的），能以自身名义履行本合同的义务并承担民事责任。

3.2 签署和履行本合同是保证人真实的意思表示，并经过所有必要的同意、批准及授权，不存在任何法律上的瑕疵。

3.3 保证人在签署和履行本合同过程中向债权人提供的全部文件、资料及信息是真实、准确、完整和有效的。

3.4 在签订本合同时，债务人不是保证人的股东或《公司法》定义的“实际控制人”。

▲▲第四条 保证人的义务

4.1 债务人未按时足额偿还任一主合同下的全部或部分贷款、融资款本金或债权人垫付款项或相应利息时，保证人应无条件地向债权人立即支付债务人的全部到期应付款项。

保证人同意：主合同同时受债务人或第三方提供的抵押或质押担保的，债权人有权自行决定行使权利的顺序，债权人有权要求保证人立即支付债务人的全部到期应付款项而无需先行行使担保物权；债权人放弃担保物权或其权利顺位或变更担保物权的，保证人仍按本合同承担保证责任而不免除任何责任。

4.2 保证人应配合债权人对其收入和资信状况（保证人为自然人的）/经营和财务状况（保证人为非自然人的）的监督、检查，及时提供债权人要求的一切财务报表、其他资料及信息，并保证所提供的文件、资料和信息是真实、完整和准确的。

4.3 保证人有下列任一事项时，应当至少提前三十天书面通知债权人，并且在全部主合同项下债权得到全部清偿前，除非得到债权人书面同意，不应采取下列行动：

（1）出售、赠与、出租、出借、转移、抵押、质押或以其他方式处分重要资产、资产的全部或大部分；

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（2）经营体制或产权组织形式发生重大变化，包括但不限于实施承包、租赁、联营、公司制改造、股份合作制改造、企业出售、合并（兼并）、合资（合作）、分立、设立子公司、产权转让、减资等。

4.4 保证人应当在下列事项发生或可能发生之日起七日内书面通知债权人：

（1）修改章程、变更企业名称、法定代表人、住所、通讯地址或营业范围等工商登记事项，作出对财务、人事有重大影响的决定；

（2）拟申请破产或可能或已被债权人申请破产；

（3）涉及重大诉讼、仲裁或行政措施，或主要资产被采取了财产保全或其他强制措施；

（4）为第三方提供保证，并因此而对其经济状况、财务状况或履行本合同项下义务的能力产生重大不利影响；

（5）签署对其经营和财务状况有重大影响的合同；

（6）停产、歇业、解散、停业整顿、或被吊销营业执照或被撤销；

（7）保证人或其法定代表人（负责人）或主要管理人员涉及违法违规或违反所适用的交易所规则；

（8）经营出现严重困难，财务状况恶化，或发生对保证人经营、财务状况或偿债能力或经济状况有负面影响的其他事件；

（9）保证人的工作、收入发生重大变化或变更住所等联系方式（保证人为自然人的）。

4.5 在债务人向债权人清偿全部主合同项下所有债务之前，保证人不向债务人或其他担保人行使因履行本合同所享有的追偿权。

4.6 在债务人足额清偿全部主合同项下所有债务前，债务人如成为保证人的股东或其实际控制人，将立即通知债权人并提供股东会（股东大会）关于同意提供担保的决议。

▲▲第五条　扣划约定

5.1 保证人授权，债务人或保证人有到期应付的债务时，债权人有权扣划保证人在交通银行开立的任一账户中的资金用于清偿。

5.2 扣划后，债权人应将扣划所涉账号、合同号、扣划金额、债务余额通知保证人。

5.3 扣划所得款项不足以清偿全部债务时，应首先用于抵偿到期未付的费

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用，再按以下约定扣划：

（1）贷款（个人贷款除外）或贸易融资业务（出口保理除外）项下，本金及利息逾期不足90天的，抵偿费用后的余额先用于抵偿到期未付的利息或罚息、复利，再用于抵偿到期未付的本金；本金或利息逾期90天的，抵偿费用后的余额先用于抵偿到期未付的本金，再用于抵偿到期未付的利息或罚息、复利。

（2）开立银行承兑汇票、开立信用证、开立担保函、出口保理等业务项下，抵偿费用后的余额先用于抵偿到期未付的本金，再用于抵偿到期未付的利息或罚息、复利。

（3）个人贷款业务项下，债务抵偿顺序按主合同约定。

5.4 扣划所得款项与需抵偿的债务币种不一致的，按交通银行在扣划时公布的汇率折算抵偿债务的金额。

第六条　争议解决

本合同项下业务由交通银行湖州分行集中办理，本合同的履行地在交通银行湖州分行。本合同项下争议由交通银行湖州分行所在地人民法院管辖。

第七条　其他条款

7.1 债权人不因本合同而承担向债务人提供授信的任何义务。

▲▲7.2 保证人有逃避债权人监督、拖欠保证债务、恶意逃废债等行为时，债权人有权将该种行为向有关单位通报，并在新闻媒体上公告。

7.3 本合同在下列条件全部满足之日起生效：(1)保证人法定代表人（负责人）或授权代表签字（或盖章）并加盖公章；保证人为自然人的，保证人签字；(2)债权人负责人或授权代表签字（或盖章）并加盖单位印章。

7.4 本合同正本一式____份，保证人、债权人、债务人各执____份。

第八条　其他约定事项

保证人已阅读上述条款，债权人已应保证人的要求作了相应说明，保证人对所有内容无异议。

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保证人（公章/签字） 徐弘诚

债权人（单位印章）

法定代表人（负责人）或授权代表

（签字或盖章）

负责人或授权代表

（签字或盖章）

签署日：11年11月29日

签署日：11年11月29日

共有人声明条款（适用于保证人为自然人）

本人（姓名：周芳琴 证件种类：身份证 证件号码：33052219640125452X ）系保证人的配偶，本人已认真阅读并确认了本合同的所有条款，知悉并同意保证人为债务人向债权人提供保证，基于该保证的债务为夫妻共同债务，以夫妻共同财产予以清偿。

共有人签字：周芳琴

11年11月29日

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